UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 31, 2014
___________________________________________
THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On January 31, 2014, The Goldfield Corporation (the “Company”), the Company’s wholly owned subsidiaries, collectively, (the “Debtors”), and Branch Banking and Trust Company (“BB&T”) entered into a Master Loan Agreement (the “Master Loan Agreement”). The Master Loan Agreement replaces all previous BB&T loan agreements. The Master Loan Agreement restates the same terms and conditions as those set forth in the previous Master Loan Agreement originally entered into on December 16, 2013, and as described in the Company's Form 8-K filed on December 18, 2013, which description is incorporated herein by reference, except for (i) the addition of the wholly owned subsidiary C and C Power Line Inc. (“C&C”) as a party to the Master Loan Agreement, and (ii) the addition of a $10 million equipment loan (the “$10.0 Million Equipment Loan”) and a $3.5 million acquisition loan (the “$3.5 Million Acquisition Loan”). It is anticipated that all the borrowings under the $10.0 Million Equipment Loan will be taken down over the next twenty-four (24) months, as permitted under the terms of the loan. The $3.5 Million Acquisition Loan was funded in its entirety on February 4, 2014.
The $10.0 Million Equipment Loan is for purchases of equipment and vehicles to be owned by the Company and its subsidiaries and any borrowings thereunder will mature on July 28, 2020. Accrued interest on any borrowings thereunder is payable monthly commencing on February 28, 2014, (or such later date as any borrowings occur) until January 28, 2016. Commencing on February 28, 2016, payments of principal in the amount of 1/54th of the principal balance outstanding as of January 28, 2016, plus accrued interest will be made each month thereafter, with one final payment of all remaining principal and accrued interest due on July 28, 2020.
The $3.5 Million Acquisition Loan represented the partial financing of the acquisition of C&C and matures on January 28, 2019. Principal payments of $58,350.00, plus accrued interest will be made commencing on February 28, 2014, and monthly thereafter through December 28, 2018, with one final payment of all remaining principal and accrued interest due on January 28, 2019.
Both the $10.0 Million Equipment Loan and the $3.5 Million Acquisition Loan bear interest at a rate per annum equal to One Month LIBOR (as defined in the Ancillary Loan Documents) plus 2.00%, which will be adjusted monthly and subject to a maximum rate of 24.00%, provided however, that upon receipt in 2014 of the Company’s Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission, pricing will be based on the following table:

Leverage Ratio	Applicable Margin for LIBOR Loans and Letter of Credit Fees
< 1.0x ≥ 1.0x but < 1.5x ≥ 1.5x but < 2.0x ≥ 2.0x but < 2.5x ≥ 2.5x but < 3.0x	175.0 bps 200.0 bps 225.0 bps 250.0 bps 275.0 bps
“Leverage ratio” means total liability to tangible net worth. Pricing will be adjusted on a quarterly basis based on the table above and the Company’s quarterly financial reports with any interest rate changes taking effect in the month following receipt of the quarterly financial reports. These borrowings are guaranteed by the Debtors.
The obligations under the new $10.0 Million Equipment Loan and the $3.5 Million Acquisition Loan are secured by a continuing security interest in the personal property of the Company and the Debtors, as more fully described in the Company's Form 8-K filed on December 18, 2013, which description is incorporated herein by reference.

The foregoing descriptions of the Master Loan Agreement, the two new loans and the Ancillary Loan Documents do not purport to summarize all of the provisions of these documents and are qualified in their entirety by reference to the loan documents filed herewith as Exhibits 10-1 through 10-9 to this Current Report on Form 8-K, with each of the foregoing incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth, and the exhibits identified, in Item 1.01 are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10-1	Master Loan Agreement, dated January 31, 2014, by and between BB&T and the Company, Southeast Power, Pineapple House, Bayswater, Power Corporation of America and C and C Power Line, Inc.

10-2	Promissory Note, dated January 31, 2014, relating to The Goldfield Corporation $10.0 million loan

10-3	Addendum to Promissory Note, dated January 31, 2014, relating to The Goldfield Corporation $10.0 million loan

10-4	BB&T Security Agreement, dated January 31, 2014 by and between BB&T and the Debtors, relating to The Goldfield Corporation $10.0 million loan

10-5	Guaranty Agreement, dated January 31, 2014, relating to The Goldfield Corporation $10.0 million loan

10-6	Promissory Note, dated January 31, 2014, relating to The Goldfield Corporation $3.5 million loan

10-7	Addendum to Promissory Note, dated January 31, 2014, relating to The Goldfield Corporation $3.5 million loan

10-8	BB&T Security Agreement, dated January 31, 2014 by and between BB&T and the Debtors, relating to The Goldfield Corporation $3.5 million loan

10-9	Guaranty Agreement, dated January 31, 2014, relating to The Goldfield Corporation $3.5 million loan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 5, 2014

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

10-1	Master Loan Agreement, dated January 31, 2014, by and between BB&T and the Company, Southeast Power, Pineapple House, Bayswater, Power Corporation of America and C and C Power Line, Inc.

10-2	Promissory Note, dated January 31, 2014, relating to The Goldfield Corporation $10.0 million loan

10-3	Addendum to Promissory Note, dated January 31, 2014, relating to The Goldfield Corporation $10.0 million loan

10-4	BB&T Security Agreement, dated January 31, 2014 by and between BB&T and the Debtors, relating to The Goldfield Corporation $10.0 million loan

10-5	Guaranty Agreement, dated January 31, 2014, relating to The Goldfield Corporation $10.0 million loan

10-6	Promissory Note, dated January 31, 2014, relating to The Goldfield Corporation $3.5 million loan

10-7	Addendum to Promissory Note, dated January 31, 2014, relating to The Goldfield Corporation $3.5 million loan

10-8	BB&T Security Agreement, dated January 31, 2014 by and between BB&T and the Debtors, relating to The Goldfield Corporation $3.5 million loan

10-9	Guaranty Agreement, dated January 31, 2014, relating to The Goldfield Corporation $3.5 million loan